UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2015

AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1300 Morris Drive Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 727-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 20, 2015, AmerisourceBergen Corporation (the “Company”) completed the sale of $500 million aggregate principal amount of the Company’s 3.250% Senior Notes due March 1, 2025 (the “2025 Notes”) and $500 million aggregate principal amount of the Company’s 4.250% Senior Notes due March 1, 2045 (the “2045 Notes” and together with the 2025 Notes, the “Notes”). The 2025 Notes were issued under and are governed by an Indenture, dated as of November 19, 2009 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented and amended by a Fifth Supplemental Indenture, dated as of February 20, 2015, by and among the Company and the Trustee (the “Fifth Supplemental Indenture” and together with the Base Indenture, the “2025 Note Indenture”). The 2045 Notes were issued under and are governed by the Base Indenture, as supplemented and amended by a Sixth Supplemental Indenture, dated as of February 20, 2015, between the Company and the Trustee (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “2045 Note Indenture”).  The “2025 Note Indenture” and the “2045 Note Indenture” are sometimes referred to herein as the “Indentures”.

The 2025 Notes bear interest at a rate of 3.250% per year, payable semiannually in arrears on March 1 and September 1 of each year, beginning on September 1, 2015. The 2025 Notes will mature on March 1, 2025, unless earlier redeemed or repurchased. The Company may redeem the 2025 Notes, in whole or in part, at any time from time to time prior to December 1, 2024 at a “make-whole” redemption price set forth in the Fifth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2025 Notes to be redeemed) and at any time on or after December 1, 2024 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption.  The 2045 Notes bear interest at a rate of 4.250% per year, payable semiannually in arrears on March 1 and September 1 of each year, beginning on September 1, 2015.  The 2045 Notes will mature on March 1, 2045, unless earlier redeemed or repurchased.  The Company may redeem the 2045 Notes, in whole or in part, at any time from time to time prior to September 1, 2044 at a “make-whole” redemption price set forth in the Sixth Supplemental Indenture (which redemption price may not be less than the principal amount of the 2045 Notes to be redeemed) and at any time on or after September 1, 2044 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. Subject to certain limitations, in the event of a change of control of the Company, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest, if any, to the date of repurchase.  Additionally, the Company will be required to redeem the Notes, in whole but not in part, at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest to the redemption date, if the acquisition of MWI Veterinary Supply, Inc. (“MWI”) is not completed on or before May 15, 2015, or if prior to such time, the acquisition agreement relating to the acquisition of MWI is terminated, other than in connection with the consummation of the acquisition of MWI and is not otherwise amended or replaced.

The Notes are unsecured and unsubordinated obligations of the Company.  The Notes rank equal in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness. However, the Notes are structurally subordinated to all indebtedness and other liabilities, including trade payables, of the Company’s subsidiaries.

Subject to a number of important qualifications and exceptions, the Indentures, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries to create liens and to enter into sale and leaseback transactions and limit the Company’s ability to merge or consolidate with or into other entities or to sell, lease or convey all or substantially all of the Company’s and its restricted subsidiaries’ assets, taken as a whole.

The Indentures provide for certain events of default which include (subject in certain cases to grace and cure periods), among others, nonpayment of principal or interest; breach of covenants or warranties in the Indentures; defaults under or failure to pay certain other indebtedness; failure to pay certain final judgments; and certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings. Generally, if an event of default occurs, (i) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2025 Notes may declare all the 2025 Notes to be due and payable immediately and (ii) the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding 2045 Notes may declare all the 2045 Notes to be due and payable immediately.

The foregoing is a brief description of certain terms of the Indentures and, by its nature, is incomplete. It is qualified in its entirety by the text of the Indentures. The Company is filing the Fifth Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K, the Sixth Supplemental Indenture as Exhibit 4.2 to this Current Report on Form 8-K and the Base Indenture was filed with the Securities and Exchange Commission on November 23, 2009 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indentures and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 8.01. Other Events.

The legal opinion of Morgan, Lewis & Bockius LLP as to the validity of the Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K and such opinion contains the consent of Morgan, Lewis & Bockius LLP to the filing of its opinion as an exhibit to this Current Report on Form 8-K.

Forward-Looking Statements

Certain of the statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “expect,” “likely,” “outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words, and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and change in circumstances. These statements are not guarantees of future performance and are based on assumptions that could prove incorrect or could cause actual results to vary materially from those indicated. Among the factors that could cause actual results to differ materially from those projected, anticipated, or implied are the following: changes in pharmaceutical market growth rates; price inflation in branded and generic pharmaceuticals and price deflation in generics; declining economic conditions, increased costs of maintaining, or reductions in AmerisourceBergen’s ability to maintain, adequate liquidity and financing sources, and interest rate and foreign currency exchange rate fluctuations; the disruption of AmerisourceBergen’s cash flow and ability to return value to its stockholders in accordance with its past practices, disruption of or changes in vendor, payer and customer relationships and terms, and the reduction of AmerisourceBergen’s operational, strategic or financial flexibility; volatility and disruption of the capital and credit markets; economic, business, competitive and/or regulatory developments in countries where AmerisourceBergen does business and/or operates outside of the United States; supplier bankruptcies, insolvencies or other credit failures; customer bankruptcies, insolvencies or other credit failures; the loss of one or more key customer or supplier relationships resulting in changes to the customer or supplier mix; the retention of key customer or supplier relationships under less favorable economics or the adverse resolution of any contract or other dispute with customers or suppliers; risks associated with the strategic, long-term relationship among Walgreen Co., Alliance Boots GmbH, and AmerisourceBergen, including the occurrence of any event, change or other circumstance that could give rise to the termination, cross-termination or modification of any of the transaction documents among the parties (including, among others, the distribution agreement or the generics agreement), an impact on AmerisourceBergen’s earnings per share resulting from the issuance of the warrants to subsidiaries of Walgreen Co. and Alliance Boots GmbH (the “Warrants”), an inability to realize anticipated benefits (including benefits resulting from participation in the Walgreens Boots Alliance Development GmbH joint venture), AmerisourceBergen’s inability to implement its hedging strategy to mitigate the potentially dilutive effect of the issuance of its common stock under its special share repurchase program due to its financial performance, the current and future share price of its common stock, its expected cash flows, competing priorities for capital, and overall market conditions; increasing governmental regulations regarding the pharmaceutical supply channel; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances, federal and state prosecution of alleged violations of related laws and regulations, and any related litigation, including shareholder derivative lawsuits or other disputes relating to the Company’s distribution of controlled substances; changes in federal and state legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare, and the effect of such changes on AmerisourceBergen’s customers; frequent changes to laws and regulations in respect of healthcare fraud and abuse and the increased scrutiny of the federal government related thereto; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale, purchase and/or dispensing of pharmaceutical products or services and any related litigation, including shareholder derivative lawsuits; the acquisition of businesses that do not perform as AmerisourceBergen expects or that are difficult for it to integrate or control or AmerisourceBergen’s inability to successfully complete any other transaction that it may wish to pursue from time to time; risks associated with the acquisition of MWI, including the anticipated changes in the business environment in which AmerisourceBergen or MWI operates and in

AmerisourceBergen’s future operating results relating to the potential benefits of a transaction with MWI and the ability of AmerisourceBergen and MWI to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the transaction set forth in the merger agreement, uncertainties as to the timing of the tender offer and the subsequent merger, the possibility that various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, and the effects of disruption from the transactions on the respective businesses of AmerisourceBergen and MWI and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; risks associated with international business operations, including non-compliance with the U.S. Foreign Corrupt Practices Act, anti-bribery laws and economic sanctions and import laws and regulations; risks generally associated with the sophisticated information systems on which AmerisourceBergen relies, including significant breakdown or interruption of such systems; risks generally associated with data privacy regulation and the international transfer of personal data; changes in tax laws or legislative initiatives that could adversely affect AmerisourceBergen’s tax positions and/or AmerisourceBergen’s tax liabilities or adverse resolution of challenges to AmerisourceBergen’s tax positions; natural disasters or other unexpected events that affect AmerisourceBergen’s operations; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting AmerisourceBergen’s business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) and Item 1 (Business) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and elsewhere in that report and (ii) in other reports.

Additional Information

This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of MWI common stock. The Company has filed with the SEC a tender offer statement on Schedule TO regarding the tender offer described herein, and MWI has filed with the SEC a solicitation/recommendation statement on Schedule 14D-9 regarding such tender offer. MWI’s stockholders are strongly advised to read these tender offer materials, as well as any other documents relating to the tender offer and the associated transactions that are filed with the SEC, carefully and in their entirety, as they may be amended from time to time, because they contain important information about the tender offer that MWI’s stockholders should consider prior to making any decisions with respect to the tender offer. Stockholders of MWI may obtain a free copy of these documents at the website maintained by the SEC at www.sec.gov, by directing a request to the Information Agent at (866) 277-8239 or MWIV@georgeson.com.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated February 20, 2015, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 3.250% Senior Note due 2025).
4.2	Sixth Supplemental Indenture, dated February 20, 2015, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 4.250% Senior Note due 2045).
5.1	Opinion of Morgan, Lewis & Bockius LLP.
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmerisourceBergen Corporation

February 20, 2015	By:	/s/ Tim G. Guttman
Name: Tim G. Guttman
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated February 20, 2015, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 3.250% Senior Note due 2025).
4.2	Sixth Supplemental Indenture, dated February 20, 2015, by and between AmerisourceBergen Corporation and U.S. Bank National Association (including Form of 4.250% Senior Note due 2045).
5.1	Opinion of Morgan, Lewis & Bockius LLP.
12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).